                                                                    EXHIBIT 99.1

              CENTEX CONSTRUCTION PRODUCTS REPORTS 207% INCREASE IN
                   FIRST QUARTER RESULTS; SETS CONFERENCE CALL

                  (Dallas, TX July 16, 2002): Centex Construction Products, Inc. (NYSE: CXP) today reported financial results for the quarter ended June 30, 2002, the first quarter of fiscal year 2003. CXP produces and distributes Cement, Gypsum Wallboard, Recycled Paperboard, and Concrete and Aggregates. CXP is currently 64.6%-owned by Centex Corporation.

                  CXP'S SENIOR MANAGEMENT WILL CONDUCT A CONFERENCE CALL TO DISCUSS THE FINANCIAL RESULTS AND OTHER MATTERS AT 4 P.M. EASTERN TIME (3 P.M. CENTRAL TIME) TODAY. THE CONFERENCE CALL WILL BE WEBCAST SIMULTANEOUSLY ON THE CXP WEB SITE, http://www.centex-cxp.com. A REPLAY OF THE CALL WILL BE AVAILABLE ON THAT SITE UNTIL MIDNIGHT ON MONDAY, JULY 22, 2002. FOR MORE INFORMATION, CONTACT CXP AT 214-981-6565.

                  For the quarter ended June 30, 2002, CXP's net earnings increased 207% to $16,735,000 or $0.90 per diluted share from $5,455,000 or $0.30 per diluted share for the same quarter last year. The gain resulted from increased Gypsum Wallboard and Paperboard operating earnings and decreased interest expense, partially offset by lower Cement and Concrete and Aggregates operating earnings. Revenues for the first quarter this year totaled $128,775,000, 10% greater than $117,423,000 for the same quarter a year ago.

CEMENT
                   Cement revenues for this year's quarter totaled $48.1 million, 7% below $51.4 million for the same quarter a year ago. Operating earnings from Cement declined 14% to $14.4 million for this year's quarter from $16.8 million for the same quarter in fiscal 2002. The operating earnings decline for the quarter resulted from decreased sales volume and lower operating margins.


                                    (M O R E)


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CXP ANNOUNCES FIRST QUARTER RESULTS AND CONFERENCE CALL                   PAGE 2

                  Cement sales volume for the quarter totaled 645,000 tons, 4% below sales volume for the same quarter last year mostly due to reduced sales volume in CXP's northern California market. Demand continues to be strong in all of CXP's other Cement markets and CXP expects fiscal 2003 to be another "sold out" year. The average Cement net sales price for the quarter this year was $67.88 per ton, 1% lower than $68.89 per ton for the same quarter a year ago.

GYPSUM WALLBOARD
                  Gypsum Wallboard revenues for the quarter totaled $52.0 million, a 38% increase over $37.8 million for the same quarter a year ago. Gypsum Wallboard reported an operating profit for the quarter of $9.2 million, compared to an operating loss of $5.9 million for the same quarter last year. The earnings gain for the quarter resulted mostly from increased sales prices. Gypsum Wallboard sales volume of 454 million square feet (MMSF) for this year's quarter was 4% below the 471 MMSF sold during the same quarter last year. The average net sales price for this year's quarter was $92.53 per thousand square feet (MSF), 60% higher than $57.79 per MSF for the same quarter last year.

PAPERBOARD
                  CXP's Paperboard operation reported first quarter revenues of $21.4 million, up 13% from $18.9 million for last year's first quarter. Paperboard reported a $3.9 million operating profit for the quarter this year compared to a $1.7 million operating loss for the same quarter a year ago. Last year's first quarter operating earnings were negatively impacted by costs associated with the idling of the Denver mill on April 23, 2001. Paperboard sales volume was 56,000 tons, and Paperboard's average net sales price was $379.68 per ton for this year's quarter compared to last year's sales volume of 50,000 tons at an average net sales price of $371.28 per ton.


                                    (M O R E)

CXP ANNOUNCES FIRST QUARTER RESULTS AND CONFERENCE CALL                   PAGE 3

CONCRETE AND AGGREGATES

                  Revenues from the Concrete and Aggregates segment were $15.2 million for the quarter, 13% lower than $17.4 million for the same quarter a year ago. Concrete and Aggregates reported an operating profit for the quarter of $1.3 million, down 51% from $2.7 million for the same quarter last year. Lower Concrete and Aggregates sales volume and decreased Concrete and Aggregates operating margins accounted for the decline.

                  Concrete sales volume for the quarter this year was 175,000 cubic yards, a 23% decrease from 227,000 cubic yards for the same quarter last year. The decline was primarily attributable to decreased sales volume at CXP's Texas Concrete operation. CXP's average Concrete net sales price of $54.88 per cubic yard for the current quarter was level with $54.87 per cubic yard for the same quarter a year ago.

                  CXP's Aggregates operation reported sales volume of 1,244,000 tons for the quarter, 9% above sales volume of 1,145,000 tons for the same quarter last year. The sales volume gain came mostly from increased concrete aggregates sales at CXP's Texas Aggregates operations. The average net sales price of $4.19 per ton for the current quarter was 3% greater than $4.06 per ton last year.

OTHER DEVELOPMENTS

                  During the quarter ended June 30, 2002, the Company completed the sale of all of the recycled fiber collection centers that it acquired in November 2000 in conjunction with its acquisition of the Oklahoma wallboard plant and paperboard mill.

                  The Company's total debt balance at June 30, 2002 was $153.6 million, down from $182.4 million at March 31, 2002, resulting in a June 30 debt-to-capitalization ratio of 25.6%.

OUTLOOK

                  Demand for CXP's cement products remains strong and cement pricing continues steady. Although the announced May 2002 gypsum wallboard price increase did not materialize and demand and pricing in the Company's core gypsum wallboard markets softened during the last part of the quarter, CXP expects gypsum wallboard earnings for fiscal 2003 to be substantially higher than wallboard earnings last year.

                  Assuming prices and demand for cement and gypsum wallboard remain at current levels, the Company expects to report significantly higher earnings for Fiscal 2003 than it did for Fiscal 2002.

                                      # # #

CXP ANNOUNCES FIRST QUARTER RESULTS AND CONFERENCE CALL                   PAGE 4

THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WHICH REFLECT THE COMPANY'S CURRENT VIEW OF FUTURE EVENTS AND FINANCIAL PERFORMANCE AND INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT MAY CAUSE THE COMPANY'S ACTUAL RESULTS TO BE MATERIALLY DIFFERENT FROM PLANNED OR EXPECTED RESULTS. THOSE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE CYCLICAL AND SEASONAL NATURE OF THE COMPANY'S BUSINESS, PUBLIC INFRASTRUCTURE EXPENDITURES, ADVERSE WEATHER, AVAILABILITY OF RAW MATERIALS, UNEXPECTED OPERATIONAL DIFFICULTIES, GOVERNMENTAL REGULATION AND CHANGES IN GOVERNMENTAL AND PUBLIC POLICY, CHANGES IN ECONOMIC CONDITIONS SPECIFIC TO ANY ONE OR MORE OF THE COMPANY'S MARKETS, COMPETITION, ANNOUNCED INCREASE IN CAPACITY IN THE GYPSUM WALLBOARD AND CEMENT INDUSTRIES, GENERAL ECONOMIC CONDITIONS, AND INTEREST RATES. INVESTORS SHOULD TAKE SUCH RISKS AND UNCERTAINTIES INTO ACCOUNT WHEN MAKING INVESTMENT DECISIONS. THESE AND OTHER FACTORS ARE DESCRIBED IN THE ANNUAL REPORT ON FORM 10-K FOR CENTEX CONSTRUCTION PRODUCTS, INC. FOR THE FISCAL YEAR ENDED MARCH 31, 2002. THE REPORT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


For additional information, contact at 214/981-5000:
Richard D. Jones, Jr.
President and Chief Executive Officer

Arthur R. Zunker, Jr.
Senior Vice President and Chief Financial Officer


Note attachments:
(1) Summary of Consolidated Earnings
(2) Revenues and Earnings by Lines of Business
(3) Sales Volume and Net Sales Prices
(4) Consolidated Balance Sheets

Centex Construction Products, Inc.
Attachment 1
                       Centex Construction Products, Inc.
                        Summary of Consolidated Earnings
              (dollar amounts in thousands, except per share data)
                                   (unaudited)

                                                                             Quarter Ended
                                                                                June 30,
                                                               --------------------------------------------
                                                                   2002          2001             Change
                                                               ------------   ------------       ----------
Revenues                                                       $    128,775   $    117,423           +10%

Earnings Before Income Taxes                                   $     25,161   $      8,142          +209%

Net Earnings                                                   $     16,735   $      5,455          +207%

Earnings Per Share:

                                           - Basic             $       0.91   $       0.30          +203%

                                           - Diluted           $       0.90   $       0.30          +200%

Average Shares Outstanding:

                                           - Basic               18,482,708     18,339,632            +1%

                                           - Diluted             18,660,657     18,430,218            +1%

Centex Construction Products, Inc.
Attachment 2
                       Centex Construction Products, Inc.
                   Revenues and Earnings by Lines of Business
                             (dollars in thousands)
                                   (unaudited)

                                                      Quarter Ended
                                                        June 30,
                                      -------------------------------------------
                                           2002           2001           Change
                                      ----------     ----------         ---------

REVENUES

       Cement                         $   48,091     $   51,442            -7%
                                              37%            44%

       Gypsum Wallboard                   52,042         37,790           +38%
                                              40%            32%

       Paperboard                         21,410         18,910           +13%
                                              17%            16%

       Concrete & Aggregates              15,235         17,427           -13%
                                              12%            15%

       Other, net                            343          1,163           -71%
                                               0%             1%

       Less: Intersegment Sales           (8,346)        (9,309)
                                              (6)%           (8)%
                                      ----------     ----------

Total                                 $  128,775     $  117,423           +10%
                                             100%           100%
                                      ==========     ==========
OPERATING EARNINGS

       Cement                         $   14,413     $   16,756           -14%
                                              50%           128%

       Gypsum Wallboard                    9,187         (5,852)         +257%
                                              32%           (45)%

       Paperboard                          3,869         (1,660)         +333%
                                              13%           (13)%

       Concrete & Aggregates               1,305          2,668           -51%
                                               4%            21%

       Other, net                            343          1,163           -71%
                                               1%             9%
                                      ----------     ----------

Total Operating Earnings                  29,117         13,075          +123%
                                             100%           100%

 Corporate General Expenses               (1,402)        (1,174)
 Interest Expense, net                    (2,554)        (3,759)
                                      ----------     ----------
Earnings Before Income Taxes          $   25,161     $    8,142          +209%
                                      ==========     ==========

Centex Construction Products, Inc.
Attachment 3

                       Centex Construction Products, Inc.
                        Sales Volume and Net Sales Prices
                                   (unaudited)

                                                 Sales Volume
                                           ------------------------
                                                Quarter Ended
                                                   June 30,
                                           ------------------------
                                              2002          2001
                                           -----------  -----------

               Cement (M Tons)                    645          673

               Gypsum Wallboard (MMSF's)          454          471

               Paperboard (M Tons)                 56           50

               Concrete (M Cubic Yards)           175          227

               Aggregates (M Tons)              1,244        1,145

                                           Average Net Sales Price*
                                           ------------------------
                                                 Quarter Ended
                                                   June 30,
                                           ------------------------
                                              2002         2001
                                           -----------  -----------

               Cement (Ton)                $    67.88   $    68.89

               Gypsum Wallboard (MSF)      $    92.53   $    57.79

               Paperboard (Ton)            $   379.68   $   371.28

               Concrete (Cubic Yard)       $    54.88   $    54.87

               Aggregates (Ton)            $     4.19   $     4.06


* Net of freight and delivery costs billed to customers.

Centex Construction Products, Inc.
Attachment 4
                       Centex Construction Products, Inc.
                           Consolidated Balance Sheets
                             (dollars in thousands)
                                   (unaudited)

                                                                                          June 30,
                                                                                 ----------------------------
ASSETS                                                                               2002            2001
                                                                                 ------------    ------------

Current Assets:

 Cash and Cash Equivalents                                                       $     11,774    $     21,793

 Accounts and Notes Receivable, net                                                    56,931          94,571

 Inventories                                                                           55,798          49,517
                                                                                 ------------    ------------
 Total Current Assets                                                                 124,503         165,881
                                                                                 ------------    ------------
Property, Plant and Equipment                                                         795,858         787,925
 Less Accumulated Depreciation                                                       (237,329)       (206,725)
                                                                                 ------------    ------------
 Property, Plant and Equipment, net                                                   558,529         581,200
                                                                                 ------------    ------------
Notes Receivable, net                                                                   1,325           1,545

Goodwill                                                                               40,197          41,088

Other Assets                                                                           10,150          11,613
                                                                                 ------------    ------------
                                                                                 $    734,704    $    801,327
                                                                                 ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

 Notes Payable                                                                   $     24,374    $     26,187

 Accounts Payable and Accrued Liabilities                                              74,001          81,953

 Current Portion of Long-term Debt                                                         80              80
                                                                                 ------------    ------------
 Total Current Liabilities                                                             98,455         108,220
                                                                                 ------------    ------------
Long-term Debt                                                                        129,170         259,750

Deferred Income Taxes                                                                  60,036          36,322

Stockholders' Equity -

 Common Stock, Par Value $0.01; Authorized 50,000,000 Shares; Issued and
 Outstanding 18,529,087 and 18,346,961 Shares, respectively
                                                                                          185             183

 Capital in Excess of Par Value                                                        20,157          14,781

 Accumulated Other Comprehensive Loss                                                  (2,665)              0

 Retained Earnings                                                                    429,366         382,061
                                                                                 ------------    ------------
 Total Stockholders' Equity                                                           447,043         397,025
                                                                                 ------------    ------------
                                                                                 $    734,704    $    801,317
                                                                                 ============    ============